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                                                                       EXHIBIT 2



                                    Statement


         The undersigned hereby agree that the Amendment to Schedule 13-D, to which this Statement is an exhibit, is filed on behalf of each of us.

                                         /s/ Pershing Sun
                                         ---------------------------------------
                                             Pershing Sun


                                         /s/ Betty Sun
                                         ---------------------------------------
                                             Betty Sun



Dated:  December 2, 1998